Long term debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long term debt
Long term debt
a) Long term debt amounts are as follows:
Current:

	December 31, 2017	December 31, 2016
Credit facilities (note 13(b))	$—	$8,246
Less: deferred financing costs	—	(77)
	$—	$8,169
Long term:

	December 31, 2017	December 31, 2016
Credit facilities (note 13(b))	$32,000	$31,326
Convertible Debentures (note 13(d))	40,000	—
Less: deferred financing costs	(1,935)	(60)
	$70,065	$31,266

b) Credit facilities

	December 31, 2017	December 31, 2016
Term Loan	$—	$28,572
Revolver	32,000	11,000
Total credit facilities	32,000	39,572
Less: current portion	—	(8,246)
	$32,000	$31,326

On August 1, 2017, the Company entered into a new Credit Facility Agreement (the "Credit Facility") with a banking syndicate led by National Bank of Canada, replacing the Sixth Amended and Restated Credit Agreement (the “Previous Credit Facility”), which included a revolving loan (the "Previous Revolver") and a term loan (the "Previous Term Loan"). The Credit Facility matures on August 1, 2020. The Credit Facility is comprised solely of a revolving loan (the “Revolver”) which allows borrowing of up to $140.0 million with an ability to increase the maximum borrowings by an additional $25.0 million, subject to certain conditions. Unlike the Previous Credit Facility, the Credit Facility borrowing is not contingent upon the value of the borrowing base. The Credit Facility permits additional capital lease debt to a limit of $100.0 million. This facility matures on August 1, 2020, with an option to extend on an annual basis.
As at December 31, 2017, there was $0.8 million in issued letters of credit under the Credit Facility and the unused borrowing availability was $107.2 million. The Previous Credit Facility was composed of a $70.0 million Previous Revolver and a $30.0 million Previous Term Loan, contingent on a borrowing base which was determined by the value of accounts receivable, inventory, unbilled revenue and property, plant and equipment. As at December 31, 2016, under the Previous Revolver, there was $0.8 million in issued letters of credit and the borrowing base allowed for a maximum draw of $92.1 million. At December 31, 2016, the Company’s unused borrowing availability under the Previous Revolver was $58.2 million, which was limited by the borrowing base to $51.7 million.
The Credit Facility has two financial covenants that must be tested quarterly on a trailing four quarter basis. The first covenant is the senior leverage ratio ("Senior Leverage Ratio") is defined as senior debt ("Senior Debt" is defined as interest bearing debt excluding Convertible Debentures) as compared to earnings before interest, taxes, depreciation, and amortization, excluding the effects of unrealized foreign exchange gain or loss, realized and unrealized gain or loss on derivative financial instruments, cash and non-cash stock-based compensation expense, gain or loss on disposal of property, plant and equipment, gain or loss on disposal of assets held for sale and certain other non-cash items included in the calculation of net income ("Adjusted EBITDA"). The second covenant is the fixed charge coverage ratio ("Fixed Charge Coverage Ratio") which is defined as Adjusted EBITDA less cash taxes to Fixed Charges. Fixed charges ("Fixed Charges") is defined as cash interest, scheduled payments on debt, unfunded cash distributions by the Company and unfunded capital expenditures. The Senior Leverage Ratio is to be maintained at less than 3.0:1 and the Fixed Charge Coverage Ratio is to be maintained at a ratio greater than 1.15:1. In the event the Company enters into an acquisition, the maximum allowable Senior Leverage Ratio would increase to 3.5:1 for four quarters following the acquisition. As at December 31, 2017, the Company was in compliance with financial covenants.
The Credit Facility bears interest at Canadian prime rate, U.S. Dollar Base Rate, Canadian bankers’ acceptance rate or London interbank offered rate (LIBOR) (all such terms as used or defined in the Credit Facility), plus applicable margins. The Company is also subject to non-refundable standby fees, 0.35% to 0.65% depending on the Company's Senior Leverage Ratio, based on the undrawn portion of the Credit Facility. The Credit Facility is secured by a first priority lien on all of the Company's existing and after-acquired property.
During the year ended December 31,2017, financing fees of $840 were incurred in connection with the Revolver under the New Credit Facility Agreement (2016 – $30 in connection with modifications to the Previous Revolver under the Previous Credit Facility Revolver). These amounts are included within deferred financing costs within other assets (note 10(c)). During the year ended December 31, 2017, the Company recorded a write-off of $329 in deferred financing fees associated with the extinguishment of the Previous Credit Facility.
c) Series 1 Debentures
During the year ended December 31, 2016, the Company redeemed $19.9 million of the Series 1 Debentures, plus accrued and unpaid interest which brought the outstanding Series 1 Debentures balance to $nil. Upon the elimination of the Series 1 Debentures, the Company a recorded a $0.6 million write-off of deferred financing costs.
d) Convertible Debentures
On March 15, 2017, the Company issued $40.0 million in aggregate principal amount of 5.50% convertible unsecured subordinated debentures (the "Convertible Debentures") which mature on March 31, 2024. The Company pays interest at an annual rate of 5.50%, payable semi-annually on March 31 and September 30 of each year, commencing September 30, 2017.
The Convertible Debentures may be converted into common shares of the Company at the option of the holder at a conversion price of $10.85 per common share, which is equivalent to approximately 92.1659 common shares per $1,000 principal amount of notes.
The Convertible Debentures are not redeemable prior to March 31, 2020, except under certain conditions after a change in control has occurred. The Convertible Debentures are redeemable at the option of the Company, in whole or in part, at any time on or after March 31, 2020 at a redemption price equal to the principal amount provided that the market price of the common shares is at least 125% of the conversion price; and on or after March 31, 2022 at a redemption price equal to the principal amount, plus accrued and unpaid interest accrued to the redemption date. In each case, the Company must pay accrued and unpaid interest on the debentures redeemed to the applicable redemption date.
If a change in control occurs, the Company is required to offer to purchase all of the Convertible Debentures at a price equal to 101% of the principal amount plus accrued and unpaid interest to the date of purchase.
During the year ended December 31, 2017, financing costs of $2,142 were incurred in connection with the issuance of the Convertible Debentures. This amount is included within deferred financing fees as a direct reduction to the carrying amount of long term debt (note 13(e)).
e) Deferred financing costs

	December 31, 2017	December 31, 2016
Cost	$2,377	$235
Accumulated amortization	442	98
	$1,935	$137

During the year ended December 31, 2017, financing fees of $2,142 were incurred in connection with the issuance of the Convertible Debentures. These fees are being amortized using the effective interest method over the term to maturity.
Amortization of these deferred financing costs included in interest expense for the year ended December 31, 2017 was $344 (2016 – $410) (note 20).